Notes Related to the Consolidated Statement of Income (Loss) - Summary of Basic Earnings per Share and Diluted Earnings (Loss) per Share (Detail) - EUR (€) € / shares in Units, € in Thousands	6 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
Earnings per share [abstract]
Net loss	€ (29,286)	€ (18,970)
Weighted number of shares for the period	17,937,535	17,937,426
Basic loss per share	€ (1.63)	€ (1.06)
Diluted loss per share	€ (1.63)	€ (1.06)